T. Rowe Price New Asia Fund

Supplement to Summary Prospectus dated March 1, 2013

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective at the close of business on January 30, 2014, Ernest C. Yeung will begin serving as the fund’s interim portfolio manager and will have day-to-day responsibility for managing the fund’s portfolio. Anh Lu will be taking a leave of absence, beginning on February 1, 2014, due to extraordinary and unforeseen family-related circumstances. She is expected to return from her leave and resume her role as the fund’s portfolio manager on or about June 2, 2014. Mr. Yeung joined T. Rowe Price International in 2003.

The date of this supplement is January 29, 2014.

F39-041-S 1/29/14